EXHIBIT 22.2 - PROXY

              	ELECTRONIC SYSTEMS TECHNOLOGY, INC.
	(509) 735-9092   415 N. QUAY STREET   KENNEWICK, WASHINGTON 99336

PROXY


The undersigned hereby revokes all previous proxies for his stock and appoints T.L. Kirchner, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Electronic Systems Technology, Inc. which the undersigned is entitled to vote at the Annual Meeting of the shareholders to be held at Cavanaugh's Motor Inn at Columbia Center, Kennewick, Washington on June 6, 1997 at 3:00 p.m. Kennewick time, including any adjournments thereof.

1.	Election of Directors

                          		Melvin H. Brown

         For___________     Against___________       Abstain___________

                          		Arthur Leighton

         For___________     Against___________       Abstain___________

                          		Robert Southworth

         For___________     Against___________       Abstain___________


      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
      ____________________________________________________________________
      ____________________________________________________________________

2.	To ratify Robert Moe & Associates, P.S. as independent auditors of the
Corporation for the fiscal year ending December 31, 1997.

        	For___________     Against___________       Abstain____________

3.	In his discretion the proxy is hereby authorized to vote upon such other matters as may properly come before the meeting.

        	For___________     Against___________       Abstain____________


                       (To be signed on the other side.)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


Please sign exactly as your name appears on the proxy. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

____________________________________________________________________
Signature

____________________________________________________________________
Signature if held jointly
Date:_______________________

Please return this proxy in the envelope provided.
I will_____________ or will not___________ attend the meeting.

                                 	(Over)